             ALEXANDER MARK INVESTMENTS (USA), INC.
                              PROXY
                FOR THE HOLDERS OF COMMON SHARES
              THIS PROXY IS SOLICITED ON BEHALF OF
             ALEXANDER MARK INVESTMENTS (USA), INC.
    SPECIAL MEETING TO BE HELD ON MAY 18, 1998 AT 10:00 A.M.

The   undersigned   shareholder  of  Alexander  Mark  Investments
(USA), Inc. (the "Company") hereby appoints Daniel Wettreich, or failing him, Jeanette P. Fitzgerald as Attorneys and
Proxies to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all the undersigned's shares as follows:

1.   RATIFY THE SELECTION OF AUDITORS FOR APRIL 30, 1997:

       To   ratify  the appointment of Larry O'Donnell,  CPA,  as
auditors  for  the fiscal year ended March 31, 1998.

          AGAINST  o         FOR  o        ABSTAIN  o

2.   APPROVAL  OF THE AMENDMENT OF THE ARTICLES OF  INCORPORATION
CHANGING THE NAME OF  THE COMPANY:

      To  approve  the change in the name of the Company to

     Wincroft, Inc.

          AGAINST  o         FOR  o        ABSTAIN  o

3.   APPROVAL OF A 100 FOR 1 COMMON SHARES FORWARD SPLIT:

       To   increase  the   number of shares outstanding  without
affecting the authorized number of common shares.

          AGAINST  o         FOR  o        ABSTAIN  o

4.   APPROVAL OF THE AMENDMENT TO THE ARTICLES OF THE COMPANY  TO
CREATE PREFERRED SHARES.

      To approve the creation of preferred shares to give the Company flexibility in raising capital and otherwise acquiring assets.

     AGAINST  o         FOR  o        ABSTAIN  o

5. APPROVAL OF THE TRANSFER OF CONTROL OF THE COMPANY FROM FORSAM
VENTURE FUNDING, INC.  A PRIVATE COMPANY TO JASON CONWAY.

     AGAINST  o         FOR  o        ABSTAIN  o

6.  APPROVAL OF THE ISSUANCE OF COMMON AND PREFERRED STOCK  ALONG
WITH A PROMISSORY NOTE TO ACQUIRE THE VIDEOTALK [TM] PRODUCT.

     AGAINST  o         FOR  o        ABSTAIN  o

7.   RATIFY  ALL PREVIOUS CORPORATE ACTIONS OF THE  OFFICERS  AND
DIRECTORS OF THE COMPANY.

     AGAINST  o         FOR  o        ABSTAIN  o

THIS  PROXY,  WHEN PROPERLY EXECUTED, WILL BE VOTED  AS  DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS  MADE,
THIS PROXY WILL BE VOTED  FOR PROPOSAL 1, 2,3, 4, 5, 6, AND 7.

Dated this _______ day of ______________, 1998


______________________________________________
Signature of Shareholder

______________________________________________
Signature of Shareholder

______________________________________________
Please Print Name

______________________________________________
Please Print Name

Please date and sign exactly as your name or names appear on your stock certificate. Joint owners should each sign personally. If signing in any fiduciary or representative capacity, give full title as such and provide authorization. For shares held by a corporation, please affix its corporate seal.

PLEASE  MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING  THE
ENCLOSED ENVELOPE.

             ALEXANDER MARK INVESTMENTS (USA), INC.
                           2415 Midway
                            Suite 115
                     Carrollton, Texas 75006

                NOTICE OF MEETING OF SHAREHOLDERS

                   To be Held On May 18, 1998

     Notice   is  hereby  given  that  the  Special  Meeting   of
Shareholders of Alexander Mark Investments (USA), Inc. (the "Company") will be held at the offices of the Company on the 18th of May at 10:00 a.m., local time, for the following purposes:

           (1) To ratify the appointment of auditors for the fiscal year ended March 31, 1998.

           (2) To approve the amendment of the articles of incorporation to change the Company's name to Wincroft, Inc.

     (3) To approve a 100 for 1 forward stock split to increase the number of common shares outstanding without affecting the stated value of the common shares.

     (4)    To   approve  the  amendment  to  the   articles   of
incorporation to create preferred shares.

     (5) To approve the transfer of control of the Company to Jason Conway.

     (6) To approve the issuance of common and preferred stock along with a promissory note to acquire the VideoTalk product.

     (7) To ratify all previous actions of the officers and directors of the Company.

     (8) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The   accompanying  Proxy  Statement  contains   information
regarding, and a more complete description of, the items of business to be considered at the meeting.

     Only  shareholders of record at the close of business  April
22, 1998 are entitled to notice of, and to vote at, the Meeting of Shareholders and any adjournment(s) thereof.

     You are cordially invited to attend the meeting, but if you are unable to do so, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED ENVELOPE. If you attend the meeting, you may vote in person if you wish, whether or not you have returned the proxy. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors


Jeanette Fitzgerald
Corporate Secretary

Dallas, Texas
April 16, 1998

             ALEXANDER MARK INVESTMENTS (USA), INC.
                     2415 Midway, Suite 115
                    Carrollton, Texas  75006


                         PROXY STATEMENT

                               for

                 SPECIAL MEETING OF SHAREHOLDERS

                     To be Held May 18, 1998


This Proxy Statement is sent to shareholders of Alexander Mark Investments (USA), Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the
Company for use at the Special Meeting of Shareholders of the Company to be held on May 18, 1998 at 10:00 a.m., local time at the offices of the Company any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers, and regular employees of the Company. The Company will also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed proxy are first being sent to shareholders of Alexander Mark Investments (USA), Inc. on or about April 27, 1998.

Pursuant to the Private Securities Litigation Reform Act of 1995 the Company, in addition to historical information, certain information within this proxy statement contains forward looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth including but not limited to competition among employers for appropriate personnel, the Company's dependence on outside suppliers and the need to go to outside consulting sources, the continued ability to create and/or acquire products that customers will accept; the impact of competition and changing competitors; the changing nature of regulations and the manner in which they are interpreted; and pricing pressures in addition to normal economic and world factors beyond the control of the Company.


                      REVOCATION OF PROXIES

Any   Shareholders returning the accompanying proxy  may   revoke
such proxy at any time prior to its exercise (a) by giving written notice to the Corporate Secretary of the Company of such revocation prior to its use, (b) by voting in person at the meeting, or (c) by executing and filing with the Corporate Secretary of the Company a later dated proxy.


           OUTSTANDING STOCK AND CERTAIN SHAREHOLDERS

The voting securities of the Company are shares of its common stock, $0.002 stated value("Common Stock"), each share of which entitles the holder to one vote at the Special Meeting of Shareholders and any adjournment(s) thereof. At April 13, 1998 there were outstanding and entitled to vote 41,121 pre-forward split shares of Common Stock. Only shareholders of record at the close of business on April 22, 1998, are entitled to notice of, and to vote at, the Special Meeting of Shareholders and any adjournment(s) thereof.

The following table shows the amount of common stock, no par value, ($.002 stated value), owned as of April 13, 1998 by each person known to own beneficially more than five percent (5%) of the outstanding common stock of the Registrant, by each director, and by all officers and directors as a group (3 persons). Each individual has sole voting power and sole investment power with respect to the shares beneficially owned. On March 31, 1998, Forsam Venture Funding surrendered 7,495,539 shares to the Company for Treasury. The Company did not pay Forsam Venture Funding any compensation for the surrendering of the shares.


Name  and                     Amount and               Percent
Address  of                   Nature   of              of
Beneficial  Owner             Beneficial  Ownership    Class

Daniel Wettreich              20,000 (1)               48.6%
2415 Midway, Suite 115
Carrollton, Texas 75006

Jeanette Fitzgerald           250                      0.6%
2415 Midway, Suite 115
Carrollton, Texas 75006

All Officers and Directors    20,250  (1)              49.2%
as a group (3 persons)

Forsam Venture Funding, Inc.  20,000                   48.6%
2415 Midway, Suite 121
Carrollton, Texas 75006

M.Y. Wettreich                15,000  (2)              36.4%
34 Monarch Court
Lyttleton Road
London, England

Abuja Consultancy, Ltd.       6,000                    14.6%
Oceanic House
P.O. Box 107
Duke Street
Grand Turk
Turks & Caicos Islands


(1)      20,000   of  these shares are in the  name   of   Forsam
Venture Funding, Inc. A private company which is owned by the three children of Daniel Wettreich. Mr. Wettreich has disclaimed all beneficial interest in such shares.

(2)      Includes  6,000 shares owned by Abuja  Consultancy  Ltd.
which is affiliated with M.Y. Wettreich.

For the years ended April 30, 1997 and 1996, the Company incurred stock transfer fees to a company associated with the President of the Company in the amounts of $9,573 and $2,920 respectively.

Since the beginning of the registrant's last fiscal year, there have been no material transactions between the registrant and its management and/or 5% or greater security holders, other than as set out in Management's Proposal VI and VII. Nor have there been any material revenue impacting relationships.

In March 1998, Forsam Venture Funding acquired majority control of the outstanding shares of the Registrant through private purchases of the outstanding stock. On March 31, 1998, Forsam entered into a conditional contract to sell all its shares in Registrant to Jason Conway for an undisclosed sum.

The Registrant entered into a conditional agreement on March 31, 1998 with Third Planet Publishing, Inc., a wholly owned subsidiary of Camelot Corporation, a public company to acquire the VideoTalk(TM) product for Third Planet Publishing, Inc.,'s cost of $7,002,056 payable by way of the issuance of common stock, preferred stock and a promissory note. Mr. Wettreich and Ms. Fitzgerald are officers and directors of Camelot Corporation and Third Planet Publishing, Inc.. Both transactions require shareholders approval at this meeting. See Management's Proposal VI and VII described more fully herein.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE  ACT
OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC").

Such   persons  are  required by SEC regulations to  furnish  the
Company  with copies of all Section 16(a) forms  filed  by   such
person.

Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believe that all filing requirements applicable to the Company's executive officers, director, and more than 10% stockholders were complied with.


                      SHAREHOLDER PROPOSALS

According to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by the shareholders be voted upon at a shareholders meeting. Information concerning such proposal may be submitted to the Company for inclusion in the Company's Proxy Statement. Such proposals must be submitted to the Company before October 17, 1998 for consideration at the 1998 annual shareholders meeting.


                      MANAGEMENT PROPOSAL I

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                    FOR THE FISCAL YEAR ENDED

                         March 31, 1998


     The    following    resolution   will    be    offered    by
Management pursuant to the Board of Directors resolutions at the meeting:

     RESOLVED, that the appointment by the Board of Directors of Larry O'Donnell, CPA as independent auditors of the Company for the year ending March 31, 1998 is hereby approved.

     It    is   not  intended  that  a  representative  of  Larry
O'Donnell, CPA will be present at the meeting or be available for questions.

     During    the   previous   two   years,  there    were    no
disagreements between the Company and the previous auditors regarding a policy or disclosure.

     Neither this accountant nor any accountant for the past two years has rendered an audit opinion containing an adverse opinion or a disclaimer of opinion or were any of the opinions qualified or modified as to uncertainty, audit scope or accounting principles.


                     MANAGEMENT PROPOSAL II

  APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO
                 CHANGE THE NAME OF THE COMPANY

     The   following  resolution will be  offered  by  Management
pursuant to the Board of Directors resolutions at the meeting:

     "RESOLVED,  that  the  Articles of  Incorporation  shall  be
amended  as  set out below to change the name of the Company   to
Wincroft, Inc.


                            ARTICLE I

     The   name   of the Company shall be amended from  Alexander
Mark Investments (USA), Inc. to

                        Wincroft, Inc. "

     The name is being changed as requested by the proposed new control shareholder to reflect a change in control of the company.


                     MANAGEMENT PROPOSAL III

APPROVE A 100 FOR 1 FORWARD STOCK SPLIT TO INCREASE THE NUMBER OF
                             SHARES

     The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

     "RESOLVED, that a 100 for 1 forward stock split shall be effected on all the outstanding shares of the Company with no effect on the authorized shares."

     The board has determined that in order to best provide value to the shareholders of the Company, acquisitions of ongoing businesses should be considered. Acquisitions may entail the issuance of new shares in the Company. The board has therefore determined that the number of outstanding shares shall be increased without adjusting the authorized share value. Upon passage of this resolution new certificates will be prepared and will be issued upon submission by the shareholders to the transfer agent. Any old certificates in the name of Alexander Mark Investments (USA) Inc. will be immediately exchanged for Wincroft, Inc. certificates upon presentment to the transfer agent.


                    MANAGEMENT'S PROPOSAL IV

   APPROVAL OF THE AMENDMENT TO THE ARTICLES OF THE COMPANY TO
                     CREATE PREFERRED SHARES

     The following resolution will be proposed by management at the meeting for shareholder approval:

     "RESOLVED, that the Articles of the Company be amended to create preferred shares as follows:

          Fourth: The total number of shares of all classes which the corporation shall have authority to issue is 100,000,000, of which 75,000,000 shares shall be Common Stock of no par value and of which 25,000,000 shares shall be Preferred Stock of the par value of $.01,(the "Preferred Stock,") with the following designations, powers, preferences, rights, qualifications, limitations, or restrictions:

          1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other annual rights, and qualifications, limitations, or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as not expressed in this Certificate of Incorporation or any amendment thereto, including, but without limiting the generality of the foregoing, the following:
               a)the designation of such series;

               b)the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;
               c)whether the shares of such series shall be subject to redemption, the times, prices and other terms and conditions of such redemption;
               d)the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;
               e)whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;
               f)the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;
               g)the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;
               h)the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of a voluntary dissolution than in the case of an involuntary dissolution.

          2) except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

               All shares, when issued shall be fully paid and nonassessable; and the private property of stockholders shall not be liable for corporate debts. Stockholders shall have no preemptive rights.

               All  matters  properly presented  for  shareholder
          vote   shall   be  affirmed  by  a  majority   of   the
          shareholders voting unless the laws of the state of Colorado absolutely require a larger vote."


     The Board believes this is an amendment required in order to provide flexibility in the acquisition of assets and the raising of funds for the Company. As reflected in Management's Proposal VI, preferred shares are to be issued for the acquisition of the VideoTalk product. Approval of this resolution is required as one of the conditions of the contract selling the control of the company and for the acquisition of the VideoTalk product.


                     MANAGEMENT'S PROPOSAL V

      TO APPROVE THE TRANSFER OF CONTROL OF THE COMPANY TO
                          JASON CONWAY.

     The following resolution will be offered by management of the Company:

     RESOLVED,  that the contract entered into by Forsam  Venture
Funding, Inc. to sell its controlling block of shares in the Company to Jason Conway is approved.

     Jason Conway is familiar with and believes he can successfully market the Video Talk product. He has entered into an agreement with Forsam Venture Funding to buy control of the Company conditional on shareholders approving the following:

     a)   change the name of the Company to Wincroft, Inc.
     b)   affect a 100 for 1 forward stock split;

     c)   create preferred shares;
     d)   approve Conway purchasing control from Forsam;
     e) approve the acquisition of the VideoTalk product by the Company by way of the issuance of common and preferred stock and a promissory note.


                    MANAGEMENT'S PROPOSAL VI

TO APPROVE THE ISSUANCE OF COMMON AND PREFERRED STOCK ALONG WITH
       A PROMISSORY NOTE TO ACQUIRE THE VIDEOTALK PRODUCT.

     The following resolution will be offered by management pursuant to the Board of Directors resolutions at the meeting:

     RESOLVED, that the transaction wherein the Company shall purchase the VideoTalk product from Third Planet Publishing, Inc. for the issuance of common stock, preferred stock and a $2,000,000 promissory note for a total price of $7,002,056 is hereby approved."

     The Company has entered into a conditional contract to acquire all the right, title and interest in the VideoTalk product from Third Planet Publishing, Inc. VideoTalk is a complete hardware and software system which, when connected to a multimedia PC, enables full-duplex video conferencing over the Internet. VideoTalk does not require a sound card or a video capture card, and allows video conferencing over the Internet with only a 28.8 kbps modem and a 60MHz Pentium-class PC. Shareholder approval of this contract is required before the contract can close.

     The acquisition contract requires the issuance of 5,000 shares of $1,000 Preferred Shares, Series A, 1,028,000 (post forward split) common shares (equating to 19.9% of the outstanding shares) and a promissory note in the amount of $2,000,000. The Preferred Shares, Series A are non-voting and 10% yield. Shareholder approval is being requested as Third Planet Publishing Inc. is a wholly owned subsidiary of Camelot Corporation a corporation of which the present officers of the Company are also officers.


                    MANAGEMENT'S PROPOSAL VII

    RATIFY ALL PREVIOUS CORPORATE ACTIONS OF THE OFFICERS AND
                    DIRECTORS OF THE COMPANY.

     As the management of the Company is changing, the retiring management of the company is seeking to ratify all past actions of the company by the officers and directors.

     The following resolution will be offered by management pursuant to the Board of Directors resolutions at the meeting:

     RESOLVED,  that  all  previous  corporate  actions  of   the
officers and directors of the company since the last shareholder meeting on December 23, 1996 are hereby ratified."


                      SHAREHOLDER APPROVAL

Shareholders,  representing a majority  of  those  common  shares outstanding, and eligible to vote must return proxies to constitute a quorum, including abstentions. The controlling shareholder, Forsam Venture Funding, Inc., has already expressed its approval and intention to vote for all the above resolutions. A majority of those shares constituting the quorum eligible to vote is required for approval of Management Proposal I, II, III, IV, V, VI, and VII.

                         OTHER BUSINESS

The Board of Directors of the Company does not know of any other business to be presented at the Special Meeting. If any other matters are properly brought before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment.

By order of the Board of Directors


Jeanette P. Fitzgerald
Corporate Secretary


Dallas, Texas
April 22, 1998